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                                                           EXHIBIT 10.6


Lease made as of the        day of July,    1997, between

            Investment Properties Associates

hereinafter referred to as "Landlord" or "Lessor", and

            DoubleClick, Inc.

                              hereinafter referred to as "Tenant" or "Lessee".

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord

            Room 401-2

(said space is hereinafter called the "premises") in the building known as 245 Fifth Avenue ("the building") in the County of New York, City of New York, for a term of Two (2) years to commence on the 1st day of August 1997, and to expire on the 31st day of July 1999, or until such term shall sooner end as in
Article 12 and elsewhere herein provided, both dates inclusive, at a fixed annual rental (subject to Articles 23 and 41) at the annual rate of

                    $135,219.00 per annum (8/1/97 - 7/31/99)

payable in equal monthly installments in advance on the first day of each month, except that the first installment of rent due under this lease shall be paid by Tenant upon its execution of this lease, unless this lease be a renewal.

Landlord and Tenant covenant and agree:

                                    PURPOSE.

      1. Tenant shall use and occupy the premises only for offices relating to Tenant's business, and for no other purpose, general & executive offices.

                            RENT AND ADDITIONAL RENT.

      2. Tenant agrees to pay rent as herein provided at the office of Landlord or such other place as Landlord may designate, payable in United States legal tender, by cash, or by good and sufficient check drawn on a New York City Clearing House Bank. and without any set off or deduction whatsoever. Any sum other than fixed rent payable hereunder shall be deemed additional rent and due on demand.

                                   ASSIGNMENT.

      3. Neither Tenant nor Tenant's legal representatives or successors in interest by operation of law or otherwise, shall assign, mortgage or otherwise encumber this lease, or sublet or permit all or part of the premises to be used by others, without the prior written consent of Landlord in each instance. The transfer of a majority of the issued and outstanding capital stock of any corporate tenant or sublessee of this lease or a majority of the total interest in any partnership tenant or sublessee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, and the conversion of a tenant or sublessee entity to either a limited liability company or a limited liability partnership shall be deemed an assignment of this lease or of such sublease, The merger or consolidation of a corporate tenant or sublessee where the net worth of the resulting corporation is less than the net worth of the tenant or sublessee immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease, If without Landlord's written consent this lease is assigned, or the premises are sublet or occupied by anyone other than Tenant, Landlord may accept the rent from such assignee, subtenant or occupant, and apply the net amount thereof to the rent herein reserved, but no such assignment, subletting, occupancy or acceptance of rent shall be deemed a waiver of this covenant. Consent by Landlord to an assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's written consent to any further assignment or subletting, In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease.

                                    DEFAULT.

      4. Landlord may terminate this lease on three (3) days' notice: (a) if rent or additional rent is not paid within five (5) days after written notice from Landlord; or (b) if Tenant shall have failed to cure a default in the performance of any covenant of this lease (except the payment of rent), or any rule or regulation hereinafter set forth, within ten (10) days after written notice thereof from Landlord, or if default cannot be completely cured in such time, if Tenant shall not promptly proceed to cure such default within said ten
(10) days, or shall not complete the curing of such default with due diligence; or (c) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against Tenant or if Tenant shall make a general assignment for the benefit of creditors, or receive the benefit of any insolvency or reorganization act; or (d) if a receiver or trustee is appointed for any portion of Tenant's property and such appointment is not vacated within twenty (20) days; or (e) if an execution or attachment shall be issued under which the premises shall be taken or occupied or attempted to be taken or occupied by anyone other than Tenant: or (f) if the premises become and remain vacant or deserted for a period of ten (10) days: or (g) if Tenant shall default beyond any grace period under any other lease between Tenant and Landlord;

      At the expiration of the three (3) day notice period, this lease and any rights of renewal or extension thereof shall terminate as completely as if that were the date originally fixed for the expiration of the [Illegible] lease [Illegible] Tenant shall remain liable as hereinafter provided,

                                 RELETTING, ETC.

      5. If Landlord shall re-enter the premises on the default of Tenant, by summary proceedings or otherwise: (a) Landlord may re-let the premises or any part thereof as Tenant's agent, in the name of Landlord, or otherwise for a term shorter or longer than the balance of the term of this lease, and may grant concessions or free rent. (b) Tenant shall pay Landlord any deficiency between the rent hereby reserved and the net amount of any rent collected by Landlord for the remaining term of this lease, through such reletting. Such deficiency shall become due and payable monthly, as it is determined. Landlord shall have no obligation to re-let the premises, and its failure or refusal to do so, or failure to collect rent on re-letting, shall not affect Tenant's liability hereunder. In computing the net amount of rent collected through such re-letting, Landlord may deduct all reasonable expenses incurred in obtaining possession or re-letting the premises, including reasonable legal expenses and fees, brokerage fees, the cost of restoring the premises to good order, and the cost of all alterations and decorations deemed necessary by Landlord to effect re-letting, In no event shall Tenant be entitled to a credit or repayment for rerental income which exceeds the sums payable by Tenant hereunder or which covers a period after the original term of this lease (c) Tenant hereby expressly waives any right of redemption granted by any present or future law, "Re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning, In the event of a breach or threatened breach of any of the covenants or provisions hereof Landlord shall have the right of injunction, Mention herein of any particular remedy shall not preclude Landlord from any other available remedy, (d) Landlord shall recover as liquidated damages, in addition to accrued rent and other charges, if Landlord's re-entry is the result of Tenant's bankruptcy, insolvency. or reorganization, the full rental for the maximum period allowed by any act relating to bankruptcy, insolvency or reorganization.

      If Landlord re-enters the premises for any cause, or if Tenant abandons or vacates the premises, and after the expiration of the term of this lease, any property left in the premises by Tenant shall be deemed to have been abandoned by Tenant, and Landlord shall have the right to retain or dispose of such property in any manner without any obligation to account therefor to Tenant. If Tenant shall at any time default hereunder, and Landlord shall institute an action or summary proceedings against Tenant based upon such default, then Tenant will reimburse Landlord for the reasonable legal expenses and fees thereby incurred by Landlord.

                           LANDLORD MAY CURE DEFAULTS.

      6. If Tenant shall default in performing any covenant or condition of this lease, Landlord may, after giving Tenant three (3) days prior written notice thereof, perform the same for the account of Tenant, and Landlord, in connection therewith, or in connection with any default by Tenant, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, such sums so paid of obligations incurred shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Landlord within five
(5) days of rendition of any bill or statement therefor, and if Tenant's lease term shall have expired, the time of the making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages.
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                                  ALTERATIONS.

      7. Tenant shall make no decoration, alteration, addition or improvement in the premises, without the prior written consent of Landlord, and then only by contractors or mechanics and in such manner and with such materials as shall be approved by Landlord. All alterations, additions or improvements to the premises, including window and central air conditioning equipment and duct work, except movable office furniture and equipment installed at the expense of Tenant, shall, unless Landlord elects otherwise in writing, become the property of Landlord, and shall be surrendered with the premises at the expiration or sooner termination of the term of this lease. Any such alterations, additions and improvements which Landlord shall designate, shall be removed by Tenant and any damage repaired, at Tenant's expense, prior to the expiration of the term of this lease.

                                     LIENS.

      8. Prior to commencement of its work in the demised premises, Tenant shall obtain and deliver to Landlord a written letter of authorization, in form satisfactory to Landlord's counsel, signed by architects. engineers and designers to become involved in such work, which shall confirm that any of their drawings or plans are to be removed from any filing with governmental authorities. on request of Landlord, in the event that said architect. engineer, or designer thereafter no longer is providing services with respect to the demised premises. With respect to contractors, subcontractors, materialmen and laborers, and architects, engineers and designers, for all work or materials to be furnished to Tenant as the premises, Tenant agrees to obtain and deliver to Landlord written and unconditional waiver of mechanics liens upon the premises or the building, after payments to the contractors, etc., subject so any then applicable provisions of the Lien law. Notwithstanding the foregoing, Tenant at its expense shall cause any lien filed against the premises or the building, for work or materials claimed to have been, furnished to Tenant, to be discharged of record within twenty (20) days after notice thereof.

                                    REPAIRS.

      9. Tenant shall take good care of the premises and the fixtures and appurtenances therein, and shall make all repairs necessary to keep them in good working order and condition, including structural repairs when those are necessitated by the negligence of Tenant or its agents, employees or invitees. During the term of this lease, Tenant may have the use of any air-conditioning equipment located in the premises and Tenant, at its own cost and expense, shall maintain and repair any such equipment serving only the premises and shall reimburse Landlord, in accordance with Article 41 of this lease, for electricity consumed by the equipment. The exterior walls of the building, the windows and the portions of all window sills outside same and areas above any hung ceiling are not part of the premises demised by this lease, and Landlord hereby reserves all rights to such parts of the building.

                                  DESTRUCTION.

      10. If the premises shall be partially damage4 by fire or other casualty, the damage shall be repaired at the expense of Landlord, but without prejudice to the rights of subrogation, if any, of Landlord's insurer. Landlord shall not be required to repair or restore any of Tenant's property or any alteration or leasehold improvement made by or for Tenant at Tenant's expense. The rent shall abate in proportion to the portion of the premises not usable by Tenant. Landlord shall not be liable to Tenant for any delay in restoring the premises, Tenant's sole remedy being the right to an abatement of rent, as above provided. If the premises are rendered wholly untenantable by fire or other casualty and if Landlord shall decide not to restore the premises. or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the premises have been damaged), Landlord may within ninety (90) days after such fire or other cause give written notice to Tenant of its election that the term of this lease shall automatically expire no less than ten
(10) days after such notice is given. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant hereby expressly waives the provisions of Section 227 of the Real Property law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof.

                                  END OF TERM.

      11. Tenant shall surrender the premises to Landlord at the expiration or sooner termination of this lease in good order and condition except for reasonable wear and tear and damage by fire or other casualty, or damage for which Tenant is not responsible and Tenant shall remove all of its property. Tenant agrees that if possession of the premises is not surrendered to Landlord within one (1) day after the date of the expiration or sooner termination of the term of this lease, then Tenant will pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over in the premises after expiration or termination of the term of this lease, a sum equal to 1.5 times the average rent and additional rent which was payable per month under this lease during the last six months of Use term thereof. The aforesaid obligations shall survive the expiration or sooner termination of the term of this lease. At any time during the term of this lease, Landlord may upon reasonable prior notice to Tenant exhibit the premises to prospective purchasers or mortgagees of Landlord's interest therein. During the last four months of the term of this lease, Landlord may upon reasonable prior notice to Tenant exhibit the premises to prospective tenants.

                        SUBORDINATION AND ESTOPPEL, ETC.

      12. This lease is and shall be subject and subordinate to all ground and underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This Article shall be self-operative and no further instrument of subordination shall be necessary. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby appoints Landlord as tenant's irrevocable attorney-in-fact to execute any document of subordination on behalf of Tenant. In the event that any ground or underlying lease is terminated or any mortgage foreclosed, this lease shall not terminate or be terminable by Tenant unless Tenant was specifically named in any termination or foreclosure judgment or final order. In the event that any ground or underlying lease is terminated as aforesaid, or expires (as hereinafter provided), or if the interests of Landlord under this lease are transferred by reason of or assigned in lieu of foreclosure or other proceedings for enforcement of any mortgage, or if the holder of my mortgage acquires a lease in substitution therefor, then tenant will, at the option to be exercised in writing by such purchaser, assignee or lessee, as the case may be, (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this lease on the Tenant's part to be performed with the same force and effect as if said landlord or such purchaser, assignee or lessee, were the landlord originally named in this lease, or (ii) enter into a new lease with said lessor or such purchaser, assignee or lessee, as landlord, for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided. From time to time, Tenant, on at least ten (10) days' prior written request by Landlord will deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modification) and the dates to which the rent and other charges have been paid and stating whether or not the Landlord is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which Tenant may have knowledge.

                                 CONDEMNATION.

      13. If the whole or any substantial part of the premises shall be condemned by eminent domain or acquired by private purchase in lieu thereof for any public or quasi-public purpose, this lease shall terminate on the date of the vesting of title through such proceeding or purchase. and Tenant shall have no claim against Landlord for the value of any unexpired portion of the term of this lease, nor shall Tenant be entitled to any pan of the condemnation award or private purchase price. If less than a substantial part of the premises is condemned, this lease shall not terminate, but rent shall abate in proportion to the portion of the premises condemned.

                              REQUIREMENTS OF LAW.

      14. (a) Tenant at its expense shall comply with all laws, orders and regulations of any governmental authority having or asserting jurisdiction over the premises, which shall impose any violation, order or duty upon Landlord or Tenant with respect to Tenant's particular manner or use of the premises including, without limitation, compliance in the premises with all City, State and Federal laws, rules and regulations on the disabled or handicapped, on fire safety and on hazardous materials. The foregoing shall not require Tenant to do structural work.

      (b) Tenant shall require every person engaged by him to clean any window in the premises from the outside, to use the equipment and safety devices required by Section 202 of the labor law and the rules of any governmental authority having or asserting jurisdiction.

      (c) Tenant at its expense shall comply with all requirements of the New York Board of Fire Underwriters, or any other similar body affecting the premises and shall not use the premises in a manner which shall increase the rate of fire insurance of Landlord or of any other tenant, over that in effect prior to this lease. If Tenant's particular manner of use of the premises increases the fire insurance rate, Tenant shall reimburse Landlord for all such increased costs. That the premises are being used for the purpose set forth in
Article 1 hereof shall not relieve Tenant from the foregoing duties, obligations and expenses.

                           CERTIFICATE OF OCCUPANCY.

      15. Tenant will at no time use or occupy the premises in violation of the certificate of occupancy issued for the building, The statement in this lease of the nature of the business to be conducted by Tenant shall not be deemed to constitute a representation or guaranty by Landlord that such use is lawful or permissible in the premises under the certificate of occupancy for the building.

                                   POSSESSION.

      16. If Landlord shall be unable to give possession of the premises on the commencement date of the term because of the retention of possession of any occupant thereof alteration or construction work, or for any other reason except as hereinafter provided, Landlord shall not be subject to any liability for such failure. In such event, this lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are available for occupancy by Tenant. If delay in possession is due to work, changes or decorations being made by Tenant, or is otherwise caused by Tenant. there shall be no rent abatement and the rent shall commence on the date specified in this lease. If permission Is given to Tenant to occupy the demised premises or other premises prior to the date specified as the commencement of the term, such occupancy shall be deemed to be pursuant to the terms of this lease, except that the parties shall separately agree as to the obligation of Tenant to pay rent for such occupancy. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223(a), New York Real Property Law.

                                QUIET ENJOYMENT.

      17. Landlord covenants that if Tenant pays the rent and performs all of Tenant's other obligations under this lease, Tenant may peaceably and quietly enjoy the demised premises, subject to the terms, covenants and conditions of this lease and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

                                 RIGHT OF ENTRY.

      18. Tenant shall permit Landlord to erect and maintain pipes and conduits in and through the premises. Landlord or its agents shall have the right to enter or pass through the premises at all times, by master key, by reasonable force or otherwise, to examine the same, and to make such repairs, alterations or additions as it may deem necessary or desirable to the premises or the building, and to make all material into and upon the premises that may be required therefor. Such entry and work shall not constitute an eviction of Tenant in whole or in part, shall not be grounds for any abatement of rent, and shall impose no liability on Landlord by reason of inconvenience or injury to Tenant's business. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction, and without incurring any liability to Tenant, to change the arrangement and/or location of entrances or passageways, windows, corridors, elevators, stairs, toilets, or other public parts of the building, and to change the name or number by which the building is known.

                                  VAULT SPACE.

      19. Anything contained in any plan or blueprint to the contrary notwithstanding, no vault or other space not within the building property line is demised hereunder. Any use of such space by Tenant shall be deemed to be pursuant to a license, revocable at will by Landlord, without diminution of the rent payable hereunder, If Tenant shall use such vault space, any fees taxes or charges made by any governmental authority for such space shall be paid by Tenant.

                                   INDEMNITY.

      20. Tenant shall indemnify, defend and save Landlord harmless from and against any liability or expense arising from the use or occupation of the premises by Tenant, or anyone on the premises with Tenant's permission, or from any breach of this lease.

                              LANDLORD'S LIABILITY.

      21. This lease and the obligations of Tenant hereunder shall in no way be affected because Landlord is unable to fulfill any of its obligations or to supply any service, by reason of strike or other cause not within Landlord's control. Landlord shall have the right, without incurring any liability to Tenant, to stop any service because of accident or emergency, or for repairs, alterations or improvements, necessary or desirable in the judgment of Landlord, until such repairs, alterations or improvements shall have been completed. Landlord shall not be liable to Tenant or anyone else, for any loss or damage to person, property or business, unless due to the negligence of Landlord, its agents, employees or invitees nor shall Landlord be liable for any latent defect in the premises or the building. Tenant, during the term of this lease, shall carry public liability and property damage insurance, from a company authorized to do business in New York. with limitations acceptable to Landlord, which policy or policies shall name the Landlord and its designees as additional insureds. Evidence of the policies, and of their timely renewal, shall be delivered to Landlord. All such insurance shall contain an agreement by the insurance company that the policy or policies will not be cancelled or the coverage changed, without thirty (30) days' prior written notice to the Landlord. Tenant agrees to look solely to Landlord's estate and interest in the land and building, or the lease of the building or of the land and building, and the demised premises, for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord. and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease. the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the demised premises or any other liability of Landlord to Tenant (except for negligence).

                             CONDITION OF PREMISES.

      22. Tenant acknowledges that Landlord has made no representation or promise, except as herein expressly set forth. Tenant agrees to accept the premises "as is", except for any work which Landlord has expressly agreed in writing to perform.

                           COST OF LIVING ADJUSTMENTS.

      23. The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Article:

      (a) Definitions: For the purposes of this Article, the following definitions shall apply:

      (i) The term "Base Year" shall mean the full calendar year 1997.

      (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor. All Items. New York, N.Y.--Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

      (iii) the term "Price Index for the Base Year" shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Base Year.

      (b) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the fixed annual rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

      (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the July 1st following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of such July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

      (ii) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January 1st following such month of December (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent effective as of such January 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms or this lease.

      The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder

            Assuming that said fixed annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0 then the percentage increase thus reflected, i.e. 2.94l% (3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increased by $294.10 effective as of July 1st of said calendar year.

      In the event that the Price Index ceases to use 1982-84=100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

      (c) Landlord will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable detail and delivered to Tenant.

      (d) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

      (e) Any delay or failure of Landlord, beyond July or January of any year, computing or billing for the rent adjustments hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

      (f) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this lease.

      (g) Notwithstanding any provision to the contrary, the cost of living adjustments to the fixed annual rental rate for any calendar year are limited in an amount equal to 3% of the fixed annual rental payable under this lease as of December 1st of the immediately preceeding calendar year, including any adjustments under this article.

                                TAX ESCALATION.

      24. Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Article:

      (a) For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 6439 square feet.

      (b) Definitions: For the purpose of this Article, the following definitions shall apply:

            (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 1997 and ending Jun 30, 1998

            (ii) The term "The Percentage", for purposes of computing tax escalation, shall mean .00232 percent (2.32%). The Percentage has been computed on the basis of a fraction, the numerator of which is the rentable square foot area of the demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the building project. The parties acknowledge and agree that the total rentable square foot area of the office and commercial space in the building project shall be deemed to be 277155 sq. ft.

            (iii) The term "the building project" shall mean the aggregate combined parcel of land on a portion of which are the improvements of which the demised premises form a part, with all the improvements thereon, said improvements being a part of the block and lot for tax purposes which are applicable to the aforesaid land.

            (iv) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent Period of twelve (12) months (or such other Period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the tax year for real estate tax purposes by the City of New York).

            (v) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

            (vi) Where more than one assessment is imposed by the City of New York for any tax year, whether denominated an "actual assessment" or a "transitional assessment" or otherwise, then the phrases herein "assessed value" and "assessments" shall mean whichever of the actual, transitional or other assessment is designated by the City of New York as the taxable assessment for that tax year.

            (vii) The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the assessed value of the land and buildings of the building project for the base tax year by the tax rate for the base tax year for each $100 of such assessed value.

      (c) 1. In the event that the real estate taxes payable for any comparative year shall exceed the amount of the real estate taxes payable during the base tax year, tenant shall pay to landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess. Before or after the start of each comparative year, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord, and such additional rent shall be payable by Tenant to Landlord within ten (10) days after receipt of the aforesaid statement. The benefit of any discount for any earlier payment or prepayment of real estate taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from the real estate taxes payable for any comparative year.

      Additionally, Tenant shall pay to Landlord, on demand, a sum equal to The Percentage of any business improvement district assessment payable by the building project.

      2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and tenant shall pay to Landlord as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

      3. If after Tenant shall have made a payment or additional rent under this subdivision (c), Landlord shall receive a refund of any portion of the real estate taxes payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall within ten (10) days after receiving the refund pay to Tenant The Percentage of the refund less The Percentage of expenses (including attorneys, and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If prior to the payment of taxes for any comparative year, Landlord shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount Landlord's expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

      4. The statements of the real estate taxes to be furnished by Landlord as provided above shall be certified by Landlord and shall constitute a final determination as between Landlord and Tenant of the real estate taxes for the Periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Tenant shall so dispute said statement then, pending the resolution of such dispute, tenant shall pay the additional rent to Landlord in accordance with the statement furnished by Landlord.

      5. In no event shall the fixed annual rent under this lease (exclusive of the additional rents under this Article) be reduced by virtue of this Article.

      6. If the commencement date of the term of this lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the lease term will be in existence during such first comparative year. Upon the date of any expiration or termination of this lease (except termination because of Tenant's default) whether the same be the date hereinabove set forth for the expiration of the term, or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year. Landlord shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to lessee. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing.

      7. Landlord's and Tenant's obligations to make the adjustments referred to in subdivision (6) above shall survive any expiration or termination of this lease.

      8. Any delay or failure of lessor in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of lessee to pay such tax escalation hereunder.

                                  JURY WAIVER.

      26. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, Tenant's use or occupancy of the premises (except for personal injury or property damage) or involving the right to any statutory relief or remedy. Tenant will not interpose any counterclaim of any nature in any summary proceeding.

                                 NO WAIVER, ETC.

      27. No act or omission of Landlord or its agents shall constitute an actual or constructive eviction, unless Landlord shall have first received written notice of Tenant's claim and shall have had a reasonable opportunity to verify such claim (Not to exceed two days). In the event that any payment herein provided for by Tenant to Landlord shall become overdue for a period in excess of ten (10) days after written notice by Landlord, then at landlord's option a "late charge" shall become due and payable to Landlord, as additional rent, from the date it was due until payment is made at the following rates: for individual and partnership Tenants, said late charge shall be computed at the maximum legal rate of interest; for corporate or governmental entity Tenants the late charge shall be computed as two percent per month unless there is an applicable maximum legal rate of interest which then shall be used. No act or omission of Landlord or its agents shall constitute an acceptance of a surrender of the premises, except a writing signed by Landlord. The delivery of keys to Landlord, or its agents shall not constitute a termination of this lease or a surrender of the premises. Acceptance by Landlord of less than the rent herein provided shall at Landlord's option be deemed on account of earliest rent remaining unpaid. No endorsement on any check, or letter accompanying rent, shall be deemed an accord and satisfaction, and such check may be cashed without prejudice to Landlord. No waiver of any provision of this lease by Landlord shall be effective, unless such waiver be in writing signed by Landlord. This lease contains the entire agreement between the parties, and no modification thereof shall be binding unless in writing and signed by the party concerned. Tenant shall comply with the rules and regulations printed in this lease, and any reasonable modifications thereof or additions thereto. Landlord shall not be liable to Tenant for the violation of such rules and regulations by any other tenant. Failure of Landlord to enforce any provision of this lease, or any rule or regulation, shall not be construed as the waiver of any subsequent violation of a provision of this lease, or any rule or regulation. This lease shall not be affected by nor shall Landlord in any way be liable for the closing, darkening or bricking up of windows in the premises, for any reason, including as the result of construction on any property of which the premises are not a part or by Landlord's own acts.

                                    NOTICES.

      29. Any bill, notice or demand from Landlord to Tenant, may be delivered personally at the premises or sent by registered or certified mail. Such bill, notice or demand shall be deemed to have been given at the time of delivery or mailing. Landlord shall send a copy of any notice sent to Tenant alleging a default under this lease to Loeb & Loeb, LLP, 345 Park Avenue, New York, New York 10154; Attention: Scott I. Schneider, Esq. Any notice from Tenant to Landlord must be sent by registered or certified mail to the last address designated in writing by Landlord.

                                     WATER.

      30. Tenant shall pay the amount of Landlord's cost for all water used by Tenant for any purpose other than ordinary lavatory uses, and any sewer rent or tax based thereon. Landlord may install a water meter to measure Tenant's water consumption for all purposes and Tenant agrees to pay for the installation and maintenance thereof and for water consumed as shown on said meter. If water is made available to Tenant in the building or the demised premises through a meter which also supplies other premises, or without a meter, then Tenant shall pay to Landlord $ None per month for water.

                               SPRINKLER SYSTEM.

      31. If there shall be a "sprinkler system" in the demised premises for any period during this lease, Tenant shall pay $ None per month, for sprinkler supervisory service. If such sprinkler system is damaged by any non-agent act of Tenant or its agents, employees, licensees or visitors, Tenant shall restore the system to good working condition at its own expense. If the New York Board of Fire Underwriters, the New York Fire Insurance Exchange, the Insurance Services Office or any governmental authority requires the installation or any alteration to sprinkler system by reason of Tenant's particular manner of use of the premises, including any alteration necessary to obtain the full allowance for a sprinkler system in the fire insurance rate of Landlord, or for any other reason, Tenant shall make such installation or alteration promptly, and at its own expense.

                              HEAT, ELEVATOR, ETC.

      32. Landlord shall provide elevator service during all usual business hours including Saturdays until 1 P.M., except Sundays, State holidays, Federal holidays, or Building Service Employees Union Contract holidays. Landlord shall furnish heat to the premises during the same hours on the same days in the cold season in each year. Landlord may remove Tenant's extraordinary refuse from the building and Tenant shall pay the cost thereof. If the elevators in the building are manually operated, Landlord may convert to automatic elevators at any time, without in any way affecting Tenant's obligations hereunder.

                               SECURITY DEPOSIT.

      33. Tenant has deposited with Landlord the sum of $12,851.1 as security for the performance by Tenant of the terms of this lease. Landlord may use any part of the Security to satisfy any default of Tenant and any expenses arising from such default, including but not limited to any damages or rent deficiency before or after re-entry by Landlord. Tenant shall, upon demand, deposit with Landlord the full amount so used, in order that Landlord shall have the full security deposit on hand at all times during the term of this lease. If Tenant shall comply fully with the terms of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease. In the event of a sale or lease of the building containing the premises, Landlord may transfer the security to the purchaser or tenant, and Landlord shall thereupon be released from all liability for the return of the security. This provision shall apply to every transfer or assignment of the security to a new Landlord. Tenant shall have no legal power to assign or encumber the security herein described.

                                  ELECTRICITY.

      34. Terms and conditions with respect to electricity rent inclusion, or with respect to sub-metering, as the case may be, and general conditions with respect to either, are set forth in Article 41 in the Rider annexed to and made part of this lease.

                                 RENT CONTROL.

      35. In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Tenant under the provisions of this lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, whether such organization or entity by public or private, then Landlord, at its option, may at any time thereafter terminate this lease, by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Landlord shall not have the right so to terminate this lease if Tenant within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are a reasonable rental and agree to continue to pay said rentals, and if such agreement by Tenant shall then be legally enforceable by Landlord.

                                    SHORING.

      36. Tenant shall permit any person authorized to make an excavation on land adjacent to the building containing the premises to do any work within the premises necessary to preserve the wall of the building from injury or damage, and Tenant shall have no claim against Landlord for damages or abatement of rent by reason thereof.

                           EFFECT OF CONVEYANCE, ETC.

      37. If the building containing the premises shall be sold, transferred or leased, or the lease thereof transferred or sold, Landlord shall be relieved of all future obligations and liabilities hereunder and the purchaser, transferee or tenant of the building shall be deemed to have assumed and agreed to perform all such obligations and liabilities of Landlord hereunder.

                       RIGHTS OF SUCCESSORS AND ASSIGNS.

      38. This lease shall bind and inure to the benefit of the heirs, executors, administrators, successors, and, except as otherwise provided herein, the assigns of the parties hereto. If any provision of any Article of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of that Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of said Article and of this lease shall be valid and be enforced to the fullest extent permitted by law.

                                   CAPTIONS.

      39. The captions herein are inserted only for convenience and are in no way to be construed as a part of this lease or as a limitation of the scope of any provision of this lease.

                               LEASE SUBMISSION.

      40. Landlord and Tenant agree that this lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way unless and until (i) Tenant has duly executed and delivered duplicate originals thereof to Landlord and (ii) Landlord has executed and delivered one of said originals to Tenant.

                                [GRAPHIC OMITTED]

                                Plan of 4th Floor

                  SEE RIDER(S) ANNEXED HERETO AND MADE A PART HEREOF

      In witness Whereof, Landlord and Tenant have executed this lease as of the day and year first above written.

______________________________________   Investment Properties Associates
        Witness for Landlord             c/o Helmsley-Spear, Inc. (L.S.

______________________________________   By /s/ Irving Schneider (L.S.
         Witness for Tenant               Irving Schneider, Exec. Vice President
                                          DoubleClick, Inc.

                                          By: /s/ [Illegible]
                                             --------------------------------

                                ACKNOWLEDGEMENTS.

State of New York    )
County of New York   ) ss.:
On the    day of            , 19      , before me
personally came
to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.

                                              ---------------------------------
                                                        Notary Public

State of New York    )
County of New York   ) ss.:
On the    day of            , 19      , before me
personally came
to me known, who, being by me duly sworn, did depose and say that he resides at No.
that he is the                               of
the corporation described in, and which executed, the foregoing instrument; and
that he signed h                name thereto by authority of the Board of
Directors of said corporation.

                                              ---------------------------------
                                                        Notary Public

                                    GUARANTY.

      For Value Received and in consideration of the letting of the premises within mentioned to the within named Tenant, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time he made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof that may remain due unto said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

       IN WITNESS WHEREOF, the undersigned has            set
       hand and seal this                  day of                19

-----------------------------------                                       (L.S.)

-----------------------------------                                       (L.S.)

State of New York    )
County of New York   ) ss.:
On the    day of            , 19      , before me
personally came to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                              ---------------------------------
                                                        Notary Public

--------------------------------------------------------------------------------



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                              HELMSLEY-SPEAR, INC.
                                   Real Estate
                                Lincoln Building
                               60 East 42nd Street
                              New York, N.Y. 10165
                              Phone (212) 687-6400

--------------------------------------------------------------------------------
                RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN

                         Investment Properties Associates            LANDLORD

                AND              DoubleClick, Inc.                     TENANT
--------------------------------------------------------------------------------

                         RULES AND REGULATIONS REFERRED
                                TO IN THIS LEASE

      1. No animals, birds, bicycles or vehicles shall be brought into or kept in the premises. The premises shall not be used for manufacturing or commercial repairing or for sale or display of merchandise or as a lodging place, or for any immoral or illegal purpose, nor shall the premises be used for a public stenographer or typist; barber or beauty shop; telephone, secretarial or messenger service; employment, travel or tourist agency; school or classroom; commercial document reproduction; Tenant shall not cause or permit in the premises any disturbing noises which may interfere with occupants of this or neighboring buildings, any cooking or objectionable odors, or any nuisance of any kind, or any inflammable or explosive fluid, chemical or substance. Canvassing, soliciting and peddling in the building are prohibited, and each tenant shall cooperate so as to prevent the same.

      2. The toilet rooms and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rags, ink, chemicals or other unsuitable substances shall be thrown therein. Tenant shall not throw anything out of doors, windows or skylights, or into hallways, stairways or elevators, nor place food or objects on outside window sills. Tenant shall not obstruct or cover the halls, stairways and elevators, or use them for any purpose other than ingress and egress to or from tenant's premises, nor shall skylights, windows, doors and transoms that reflect or admit light into the building be covered or obstructed in any way.

      3. Tenant shall not place a load upon any floor of the premises in excess of the load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes in the premises. Business machines and mechanical equipment shall be placed and maintained by tenant, at tenant's expense, only with Landlord's consent and in settings approved by Landlord to control weight, vibration, noise and annoyance. Smoking or carrying lighted cigars, pipes or cigarettes in the elevators of the building is prohibited. If the premises are on the ground floor of the building the tenant thereof at its expense shall keep the sidewalks and curb in front of the premises clean and free from ice, snow, dirt and rubbish.

      4. Tenant shall not move any heavy or bulky materials into or out of the building without Landlord's prior written consent, and then only during such hours and in such manner as Landlord shall approve. If any material or equipment requires special handling, tenant shall employ only persons holding a Master Rigger's License to do such work, and all such work shall comply with all legal requirements. Landlord reserves the right to inspect all freight to be brought into the building, and to exclude any freight which violates any rule, regulation or other provision of this lease.

      5. No sign, advertisement, notice or thing shall be inscribed, painted or affixed on any part of the building, without the prior written consent of Landlord. Landlord may remove anything installed in violation of this provision, and Tenant shall pay the cost of such removal. Interior signs on doors and directories shall be inscribed or affixed by Landlord at Tenant's expense. Landlord shall control the color, size, style and location of all signs, advertisements and notices. No advertising of any kind by Tenant shall refer to the building, unless first approved in writing by Landlord.

      6. No article shall be fastened to, or holes drilled or nails or screws driven into, the ceilings, walls, doors or other portions of the premises, nor shall any part of the premises be painted, papered or otherwise covered, or in any way marked or broken, without the prior written consent of Landlord.

      7. No existing locks shall be changed, nor shall any additional locks or bolts of any kind be placed upon any door or window by Tenant, without the prior written consent of Landlord. At the termination of this lease, Tenant shall deliver to Landlord all keys for any portion of the premises or building. Before leaving the premises at any time. Tenant shall close all windows and close and lock all doors.

      8. No Tenant shall purchase or obtain for use in the premises any spring water, ice, towels, food, bootblacking, barbering or other such service furnished by any company or person not approved by Landlord. Any necessary exterminating work in the premises shall be done at Tenants expense, at such times, in such manner and by such company as Landlord shall require. Landlord reserves the right to exclude from the building, from 6:00 p.m. to 8:00 am., and at all hours on Sunday and legal holidays, all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to all persons reasonably designated by Tenant. Tenant shall be responsible for the acts of all persons to whom passes are issued at Tenant's request.

      9. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord as additional rent, on demand, an administrative fee equal to the sum of the reasonable fees of any architect, engineer or attorney employed by Landlord to review said plan, agreement or document and Landlord's administrative costs for same.

      10. The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

      In case of any conflict or inconsistency between any provisions of this lease and any of the rules and regulations as originally or as hereafter adopted, the provisions of this lease shall control.

                            RIDER ANNEXED TO AND MADE

                             PART OF A LEASE BETWEEN

                   INVESTMENT PROPERTIES ASSOCIATES, LANDLORD

                          AND DoubleClick, Inc., TENANT

                                   ELECTRICITY

41. Tenant agrees that Landlord may furnish electricity to Tenant on a "submetering" basis or on a "rent inclusion" basis. Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or distribution or redistribution of electricity, including but not limited to services which facilitate the distribution of service.

      (A). Submetering: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Landlord but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation serving the part of the city where the building is located: provided however, said charges shall be increased in the same percentage as any percentage increase in the billing to Landlord for electricity for the entire building, by reason of increase in Landlord's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any increase in Landlord's electric charges, including changes in market prices for electricity from utilities and/or other providers, in fuel adjustments, or by taxes or charges of any kind imposed on Landlord`s electricity purchases or redistribution, or for any other such reason, subsequent to said date. Any such percentage increase in Landlord's billing for electricity due to changes in rates, service classifications, or market prices, shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, applied on a consistent basis to the new rate and/or service classification or market price, and to the service classification and rate in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons: and that same consumption, so projected, shall be applied to the service classification and rate in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein specified. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered. Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by lessee by such discontinuance of service. If any tax is imposed upon Landlord's receipt from the sale, resale or redistribution of electricity or gas or telephone service to Tenant by any Federal, State, or Municipal authority. Tenant covenants and agrees that where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to and included in the bill of, and paid by, Tenant to Landlord.

      (B). Rent Inclusion: If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (i) that the the fixed annual rent hereinabove set forth in this lease does not yet, but is to include an ERIF of $2.95 per rentable square foot to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to Tenant the redistribution of electric current as an additional service; and (ii) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of the Tenant's connected electrical load, in whatever manner delivered to Tenant, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy (KWH), for ordinary lighting and light office equipment and the operation of the usual small business machines, including Xerox or other copying machines (such lighting and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to mean 50 hours per week), with Landlord providing an average connected load of 4 1/2 watts of electricity for all purposes per rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load and/or energy usage by Tenant in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 6,439 square feet.

      If the cost to Landlord of electricity shall have been, or shall be, increased or decreased subsequent to May 1, 1996 (whether such change occurs prior to or during the term of this Lease), by change in Landlord's electric rates or service classifications, or electricity charges, including changes in market prices, or by any increase, subsequent to the last such electric rate or service classification change or market price change, in fuel adjustments or charges of any kind, or by taxes, imposed on Landlord's electricity purchases or on Landlord's electricity redistribution, or for any other such reason, then the aforesaid ERIF portion of the fixed annual rent shall be changed in the same percentage as any such change in cost due to changes in electric rates, service classifications or market prices, and, also Tenant's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase in fuel adjustments or charges, and such taxes. Any such percentage change in Landlord's cost due to change in Landlord's electric rates or service classifications or market prices shall be computed on the basis of the average consumption of electricity for the building for the twelve full months immediately prior to the rate change or other such changes in cost, energy and demand, and any changed methods of or rules on billing for same, applied on a consistent basis to the new electric rate or service classification or market price and to the immediately prior existing electric rate or service classification or market price. If the average consumption (energy and demand) for the entire building for said prior (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected, shall be applied to the rate and/or service classification or market price which existed immediately prior to the change. The parties agree that a reputable, independent electrical consultant firm, selected by Landlord. ("Landlord's electrical consultant"), shall determine the percentage change for the changes in ERIF due to Landlord's changed costs, and that Landlord's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and use of current. (i) If such survey shall reflect a connected electrical load in the demised premises in excess of 4 1/2 watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess hereinafter called "excess electricity") then the connected electrical load and/or the hours of use portion(s) of the then existing ERIF shall be increased by an amount which is equal to a fraction of the then exisiting ERIF, the numerator of which is the excess electricity (i.e. excess connected load and/or excess usage) and the denominator of which is the connected load and/or the energy usage which was the basis of the then existing ERIF. Such fractions shall be determined by Landlord's electrical consultant. The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey. (ii) If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of fixed annual rent (computed and fixed as hereinbefore described) an additional amount equal to what would be paid under the SC-4 Rate I Service Classification in effect on May 1, 1996 (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected electrical load deemed to be the demand
(KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided, (which addition to the ERIF shall be increased or decreased by all electricity cost changes of Landlord, as hereinabove provided, from May 1, 1996 through the date of billing).

      In no event, whether because of surveys, rates or cost changes, or for any other reason, is the originally specified $2.95 per per rentable square foot ERIF portion of the fixed annual rent (plus any net increase thereof, but not decrease, by virtue of all electricity rate, service classification or market price changes of Landlord subsequent to May 1, 1996) to be reduced.

      (C). General Conditions: The determinations by Landlord's electrical consultant shall be binding and conclusive on Landlord and Tenant from and after the delivery of copies of such determinations to Landlord and Tenant, unless, within fifteen (15) days after delivery thereof, Tenant disputes such determination. If Tenant so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Tenant's consultant and Landlord's consultant then shall seek to agree. If they cannot agree within thirty (30) days they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within ten (10) days, than either party may apply to the Supreme Court in the County of New York for such appointment.) However, pending such controlling determinations. Tenant shall pay to Landlord the amount of additional rent or ERIF in accordance with the determinations of Landlord's electrical consultant. If the controlling determinations differ from Landlord's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

      At the option of Landlord. Tenant agrees to purchase from Landlord or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof. Supplementing Article 35 hereof, if all or part of the submetering additional rent or the ERIF payable in acccordance with Subdivision
(A) or (B) of this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of submetering additional rent or ERIF, and in consideration of Tenant's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Landlord of consultant's fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this lease shall be increased by an alternative charge" which shall be a sum equal to $2.95 per year per rentable square foot of the demised premises, changed in the same percentage as any increases in the cost to Landlord for electricity for the entire building subsequent to May 1, 1996, because of electric rate, service classification or market price changes, such percentage change to be computed as in Subdivision
(B) provided.

      Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or wiring installation. Tenant agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtue of time-of-day rates or changes in other methods of billing, and/or electricity purchases and the redistribtition thereof, and fluctuation in the market price of electricity, and that the references in the foregoing paragragraphs to changes in methods of or rules on billing, are intended to include any such changes. Anything hereinabove to the contrary notwithstanding, in no event is the submetering additional rent or ERIF, or any "alternative charge", to be less than an amount equal to the total of Landlord's payments to public utilities and/or other providers for the electricity consumed by Tenant (and any taxes thereon or on redistribution of same) plus 5% thereof for transmission line loss, plus 15% thereof for other redistribution costs. The Landlord reserves the right, at any time upon thirty (30) days' written notice, to change its furnishing of electricity to Tenant from a rent inclusion basis to a submetering basis, or vice versa, or to change to the distribution of less than all the components of the existing service to Tenant. The Landlord reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Tenant, in which event the Tenant may make application directly to the public utility and/or other providers for the Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized load. Any meters, risers, or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Tenant to obtain electric current directly from such utility and/or other providers shall be installed at Tenant's sole cost and expense. Only rigid conduit or electricity metal tubing (EMT) will be allowed. The Landlord, upon the expiration of the aforesaid thirty (30) days' written notice to the Tenant may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Tenant was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Tenant receives such direct service and as long as Tenant shall continue to receive such service, the fixed annual rent payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

                              Dated July __, 1997

                                     BETWEEN

                        INVESTMENT PROPERTIES ASSOCIATES

                                DOUBLECLICK, INC.

PAR 42 The Lessee agrees that the charge for electricity for the premises shall be $1,582.92 per month, which ERIF shall be subject to increase because of rate changes after the date of this lease, or based on Lessee's consumption, as provided in Article 41.

PAR 43 This lease is prepared by the managing agent for the Lessee. It is not binding upon either party until it is signed by the Lessee and the Lessor and returned to the Lessee.

PAR 44 Lessor shall cause the public halls and public portions of the building to be kept clean in accordance with Lessor's customary standards for the building. Lessee shall at its own expense keep the premises clean, and in order, to the satisfaction of the Lessor. It is expressly agreed that the Lessee shall keep the public corridors free of all refuse and shall at no time store any furniture, cartons, displays or any other articles in said public corridors. It is the Lessee's sole responsibility for the removal of all its refuse. In the event that any such item is found in the public corridor or freight halls, then the Lessor shall have the right to remove such items to the basement and charge Lessee for storage and moving costs for such work or arrange with a carting company to remove such refuse for which the Lessee shall reimburse the Lessor for such expenses. It is also agreed and understood that, so long as a freight elevator is available to Lessee, hand trucks may not be used in the passenger elevators by the Lessee, its invitees, or any person making deliveries to the Lessee.

PAR 45 Lessee can cancel this lease effective July 31, 1998, on no less than three (3) months prior written notice given to Lessor by certified mail return receipt requested. If this lease is so cancelled "July 31, 1998" shall be deemed the "expiration date" for all purposes under this lease.

PAR 46 Except as expressly set forth herein, Lessee agrees to accept these premises "as is" in all respects.

PAR 47 Subject to Lessee obtaining any necessary building department approvals, Lessor hereby approves Lessee's initial alterations as described on Schedule A annexed hereto. Further, Lessee shall be permitted, without Lessor's consent, to paint, carpet and make any other minor decorating improvements to the premises.

PAR 48 Lessor represents and warrants to Lessee that the air conditioning system serving the premises shall be in good working order on the commencement of the lease. Lessee shall, throughout the term of this lease, maintain a service contract on the air conditioning system serving exclusively the premises. Notwithstanding the foregoing, Lessee shall not be obligated to replace the air conditioning system or make any major repairs thereto. If required, any such replacement or major repairs shall be performed by Lessor.

PAR 49 Notwithstanding anything in Paragraph 10 of this lease to the contrary, if the premises or the building are damaged, and such damage materially interferes with Lessee's ability to operate its business within the premises and such damage is not repaired within sixty (60) days or, if in Lessee's reasonable opinion, such damage cannot be repaired within sixty (60) days after the date of such damage, then Lessee may terminate this lease by giving Lessor written notice of such termination by certified mail return receipt requested. Further notwithstanding anything in Paragraph 10 to the contrary, Lessor hereby waives any claims for damages or other liability that Lessor may have against Lessee to the extent that same are covered by Lessor's insurance or would be covered by any insurance that a reasonably prudent owner of similar buildings in the general area of the subject building (within which the premises are located) would carry.

PAR 50 The parties hereto acknowledge that the premises are now vacant. However, notwithstanding anything in Paragraph 16 to the contrary, if Lessor is unable to give Lessee possession of the premises by September 1, 1997, Lessee may terminate this lease by giving Lessor written notice thereof by certified mail return receipt requested.

PAR 51 If Lessor must make any repairs to the premises or must otherwise enter the premises, Lessor shall use reasonable efforts to minimize any interference with Lessee's business.

PAR 52 If there are any inconsistencies between the terms of this Rider and those of the printed form of this lease or any other rider to this lease, the terms of this rider shall control.

PAR 53 Lessee covenants, represents and warrants that Lessee has had no dealings or communications with any broker or agent other than Cushman & akefield Inc. and Helmsley Spear, Inc. (collectively, the "Brokers") in connection with the consummation of this lease and Lessee covenants and agrees to pay, hold harmless and to indemnify Lessor from and against any and all cost, expense (including reasonable attorney's fees) or liability for any compensation, commissions or charges claimed by any broker or agent with whom Lessee has had dealings or communications with respect to this lease, other than the Brokers. Lessor covenants and agrees to pay the Brokers and to pay, hold harmless and to indemnify Lessee from and against any and all cost, expense (including reasonable attorney's fees) or liability for any compensation, commissions, or charges claimed by any broker or agent with whom Lessor has had dealings or communications with respect to this lease.

--------------------------------------------------------------------------------
                RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN

                        INVESTMENT PROPERTIES ASSOCIATES            LANDLORD

                AND            DOUBLECLICK, INC.                    TENANT
--------------------------------------------------------------------------------

                           RULES AND REGULATIONS REFERRED
                                  TO IN THIS LEASE

      1. No animals, birds, bicycles or vehicles shall be brought into or kept in the premises. The premises shall not be used for manufacturing or commercial repairing or for sale or display of merchandise or as a lodging place, or for any immoral or illegal purpose, nor shall the premises be used for a public stenographer or typist; barber or beauty shop; telephone, secretarial or messenger service; employment, travel or tourist agency; school or classroom; commercial document reproduction; or for any business other than specifically provided for in the tenant's lease. Tenant shall not cause or permit in the premises any disturbing noises which may interfere with occupants of this or neighboring buildings, any cooking or objectionable odors, or any nuisance of any kind, or any inflammable or explosive fluid, chemical or substance. Canvassing, soliciting and peddling in the building are prohibited, and each tenant shall cooperate so as to prevent the same.

      2. The toilet rooms and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rags, ink, chemicals or other unsuitable substances shall be thrown therein. Tenant shall not throw anything out of doors, windows or skylights, or into hallways, stairways or elevators, nor place food or objects on outside window sills. Tenant shall not obstruct or cover the halls, stairways and elevators, or use them for any purpose other than ingress and egress to or from tenant's premises, nor shall skylights, windows, doors and transoms that reflect or admit light into the building be covered or obstructed in any way.

      3. Tenant shall not place a load upon any floor of the premises in excess of the load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes in the premises. Business machines and mechanical equipment shall be placed and maintained by tenant, at tenant's expense, only with Landlord's consent and in settings approved by Landlord to control weight, vibration, noise and annoyance. Smoking or carrying lighted cigars, pipes or cigarettes in the elevators of the building is prohibited. If the premises are on the ground floor of the building the tenant thereof at its expense shall keep the sidewalks and curb in front of the premises clean and free from ice, snow, dirt and rubbish.

      4. Tenant shall not move any heavy or bulky materials into or out of the building without Landlord's prior written consent, and then only during such hours and in such manner as Landlord shall approve. If any material or equipment requires special handling, tenant shall employ only persons holding a Master Rigger's License to do such work, and all such work shall comply with all legal requirements. Landlord reserves the right to inspect all freight to be brought into the building, and to exclude any freight which violates any rule, regulation or other provision of this lease.

      5. No sign, advertisement, notice or thing shall be inscribed, painted or affixed on any part of the building, without the prior written consent of Landlord. Landlord may remove anything installed in violation of this provision, and Tenant shall pay the cost of such removal. Interior signs on doors and directories shall be inscribed or affixed by Landlord at Tenant's expense. Landlord shall control the color, size, style and location of all signs, advertisements and notices. No advertising of any kind by Tenant shall refer to the building, unless first approved in writing by Landlord.

      6. No article shall be fastened to, or holes drilled or nails or screws driven into, the ceilings, walls, doors or other portions of the premises, nor shall any pan of the premises be painted, papered or otherwise covered, or in any way marked or broken, without the prior written consent of Landlord.

      7. No existing locks shall be changed, nor shall any additional locks or bolts of any kind be placed upon any door or window by Tenant, without the prior written consent of Landlord. At the termination of this lease, Tenant shall deliver to Landlord all keys for any portion of the premises or building. Before leaving the premises at any time. Tenant shall close all windows and close and lock all doors.

      8. No Tenant shall purchase or obtain for use in the premises any spring water, ice, towels, food, bootblacking, barbering or other such service furnished by any company or person not approved by Landlord. Any necessary exterminating work in the premises shall be done at Tenants expense, at such times, in such manner and by such company as Landlord shall require. Landlord reserves the right to exclude from the building, from 6:00 p.m. to 8:00 am., and at all hours on Sunday and legal holidays, all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to all persons reasonably designated by Tenant. Tenant shall be responsible for the acts of all persons to whom passes are issued at Tenant's request.

      9. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord as additional rent, on demand, an administrative fee equal to the sum of the reasonable fees of any architect, engineer or attorney employed by Landlord to review said plan, agreement or document and Landlords administrative costs for same.

      10. The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

      In case of any conflict or inconsistency between any provisions of this lease and any of the rules and regulations as originally or as hereafter adopted, the provisions of this lease shall control.

                           RIDER ANNEXED TO AND MADE

                              PART OF A LEASE BETWEEN

                    IN VESTMENT PROPERTIES ASSOCIATES, LANDLORD

                        AND DOUBLECLICK, INC., TENANT

                                    ELECTRICITY

41. Tenant agrees that Landlord may furnish electricity to Tenant on a "submetering" basis or on a "rent inclusion" basis. Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or distribution or redistribution of electricity, including but not limited to services which facilitate the distribution of service.

      (A). Submetering: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Landlord but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation serving the part of the city where the building is located; provided however, said charges shall be increased in the same percentage as any percentage increase in the billing to Landlord for electricity for the entire building, by reason of increase in Landlord's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any increase in Landlord's electric charges, including changes in market prices for electricity from utilities and/or other providers, in fuel adjustments, or by taxes or charges of any kind imposed on Landlord's electricity purchases or redistribution, or for any other such reason, subsequent to said date. Any such percentage increase in Landlord's billing for electricity due to changes in rates, service classifications, or market prices, shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, applied on a consistent basis to the new rate and/or service classification or market price, and to the service classification and rate in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected, shall be applied to the service classification and rate in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein specified. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered. Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by lessee by such discontinuance of service. If any tax is imposed upon Landlord's receipt from the sale, resale or redistribution of electricity or gas or telephone service to Tenant by any Federal, State, or Municipal authority. Tenant covenants and agrees that where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to and included in the bill of, and paid by, Tenant to Landlord.

      (B). Rent Inclusion: If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (i) that the the fixed annual rent hereinabove set forth in this lease does not yet, but is to include an ERIF of $3.15 per rentable square foot to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to Tenant the redistribution of electric current as an additional service; and (ii) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of the Tenant's connected electrical load, in whatever manner delivered to Tenant, which shall be deemed to be the demand (KW). and hours of use thereof, which shall be deemed to be the energy (KWH), for ordinary lighting and light office equipment and the operation of the usual small business machines, including Xerox or other copying machines (such lighting and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to mean 50 hours per week), with Landlord providing an average connected load of 4 1/2 watts of electricity for all purposes per rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load and/or energy usage by Tenant in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 3454 square feet.

      If the cost to Landlord of electricity shall have been, or shall be, increased or decreased subsequent to May 1, 1996 (whether such change occurs prior to or during the term of this Lease), by change in Landlord's electric rates or service classifications, or electricity charges, including changes in market prices, or by any increase, subsequent to the last such electric rate or service classification change or market price change, in fuel adjustments or charges of any kind, or by taxes, imposed on Landlord's electricity purchases or on Landlord's electricity redistribution, or for any other such reason, then the aforesaid ERIF portion of the fixed annual rent shall be changed in the same percentage as any such change in cost due to changes in electric rates, service classifications or market prices, and, also Tenant's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase in fuel adjustments or charges, and such taxes. Any such percentage change in Landlord's cost due to change in Landlord's electric rates or service classifications or market prices shall be computed on the basis of the average consumption of electricity for the building for the twelve full months immediately prior to the rate change or other such changes in cost, energy and demand, and any changed methods of or rules on billing for same, applied on a consistent basis to the new electric rate or service classification or market price and to the immediately prior existing electric rate or service classification or market price. If the average consumption (energy and demand) for the entire building for said prior (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected, shall be applied to the rate and/or service classification or market price which existed immediately prior to the change. The parties agree that a reputable, independent electrical consultant firm, selected by Landlord. ("Landlord's electrical consultant"), shall determine the percentage change for the changes in ERIF due to Landlord's changed costs, and that Landlord's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and use of current. (i) If such survey shall reflect a connected electrical load in the demised premises in excess of 4 1/2 watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess hereinafter called "excess electricity") then the connected electrical load and/or the hours of use portion(s) of the then existing ERIF shall be increased by an amount which is equal to a fraction of the then exisiting ERIF, the numerator of which is the excess electricity (i.e. excess connected load and/or excess usage) and the denominator of which is the connected load and/or the energy usage which was the basis of the then existing ERIF. Such fractions shall be determined by Landlord's electrical consultant. The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey. (ii) If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of fixed annual rent (computed and fixed as hereinbefore described) an additional amount equal to what would be paid under the SC-4 Rate I Service Classification in effect on May 1, 1996 (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected electrical load deemed to be the demand
(KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided, (which addition to the ERIF shall be increased or decreased by all electricity cost changes of Landlord, as hereinabove provided, from May 1, 1996 through the date of billing).

      In no event, whether because of surveys, rates or cost changes, or for any other reason, is the originally specified $3.15 per per rentable square foot ERIF portion of the fixed annual rent (plus any net increase thereof, but not decrease, by virtue of all electricity rate, service classification or market price changes of Landlord subsequent to May 1, 1996) to be reduced.

      (C). General Conditions: The determinations by Landlord's electrical consultant shall be binding and conclusive on Landlord and Tenant from and after the delivery of copies of such determinations to Landlord and Tenant, unless, within fifteen (15) days after delivery thereof, Tenant disputes such determination. If Tenant so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Tenant's consultant and Landlord's consultant then shall seek to agree. If they cannot agree within thirty (30) days they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within ten (10) days, than either party may apply to the Supreme Court in the County of New York for such appointment.) However, pending such controlling determinations. Tenant shall pay to Landlord the amount of additional rent or ERIF in accordance with the determinations of Landlord's electrical consultant. If the controlling determinations differ from Landlord's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

      At the option of Landlord. Tenant agrees to purchase from Landlord or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof. Supplementing Article 35 hereof, if all or part of the submetering additional rent or the ERIF payable in acccordance with Subdivision
(A) or (B) of this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of submetering additional rent or ERIF, and in consideration of Tenant's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Landlord of consultant's fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this lease shall be increased by an alternative charge" which shall be a sum equal to $3.15 per year per rentable square foot of the demised premises, changed in the same percentage as any increases in the cost to Landlord for electricity for the entire building subsequent to May 1, 1996, because of electric rate, service classification or market price changes, such percentage change to be computed as in Subdivision
(B) provided.

      Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or wiring installation. Tenant agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtue of time-of-day rates or changes in other methods of billing, and/or electricity purchases and the redistribtition thereof, and fluctuation in the market price of electricity, and that the references in the foregoing paragragraphs to changes in methods of or rules on billings are intended to include any such changes. Anything hereinabove to the contrary notwithstanding, in no event is the submetering additional rent or ERIF, or any "alternative charge", to be less than an amount equal to the total of Landlord's payments to public utilities and/or other providers for the electricity consumed by Tenant (and any taxes thereon or on redistribution of same) plus 5% thereof for transmission line loss, plus 15% thereof for other redistribution costs. The Landlord reserves the right, at any time upon thirty (30) days' written notice, to change its furnishing of electricity to Tenant from a rent inclusion basis to a submetering basis, or vice versa, or to change to the distribution of less than all the components of the existing service to Tenant. The Landlord reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Tenant, in which event the Tenant may make application directly to the public utility and/or other providers for the Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized load. Any meters, risers, or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Tenant to obtain electric current directly from such utility and/or other providers shall be installed at Tenant's sole cost and expense. Only rigid conduit or electricity metal tubing (EMT) will be allowed. The Landlord, upon the expiration of the aforesaid thirty (30) days' written notice to the Tenant may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Tenant was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Tenant receives such direct service and as long as Tenant shall continue to receive such service, the fixed annual rent payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

                               DATED August, 1997

                                     BETWEEN

                        INVESTMENT PROPERTIES ASSOCIATES

                                       AND

                               DOUBLECLICK, INC.

PAR 42 The tenant agrees that the minimum charge for electricity for said premises shall be $906.68 per month, which ERIF shall be subject to increase because of rate changes after the date of this lease, or based on tenant's consumption, as provided in Article 41.

PAR 43 This agreement is prepared by the managing agent for the tenant. It is not binding upon either party until it is signed by the tenant and the landlord and returned to the tenant.

PAR 44 Lessor shall cause the public halls and public portions of the building to be kept clean in accordance with Landlord's customary standards for the building. Tenant shall at its own expense keep demised premises clean, in order, to the satisfaction of the Landlord. It is expressly agreed that the Tenant shall keep the public corridors free of all refuse and shall at no time store any furniture, cartons, displays or any other articles in said public corridors. It is the Tenant's sole responsibility for the removal of all its refuse. In the event that any such item is found in the public corridor or freight halls, then the Landlord shall have the right to remove such items to the basement and charge Tenant for storage and moving costs for such work or arrange with a carting company to remove such refuse for which the Tenant shall reimburse the Lessor for such expenses. It is also agreed and understood that hand truck may not be used in the passenger elevators by the Tenant, its invitees, or any person making deliveries to the Tenant.

PAR 45  Lessee agrees to accept these premises "as is" in all respects.